UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 6, 2004

Christopher & Banks Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19972	06-1195422
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Xenium Lane North Plymouth, Minnesota		55441
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (763) 551-5000

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits.

The following exhibit is furnished pursuant to Item 9 and Item 12:

Exhibit No.	Description of Exhibit
99.1	Press release issued by the registrant on April 7, 2004.

ITEM 9.  REGULATION FD DISCLOSURE (Information Being Furnished Under Item 12).

In accordance with the Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Disclosure of Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.”  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 7, 2004, the registrant issued a press release disclosing material nonpublic information regarding its results of operations for the quarter and year ended February 28, 2004.  The press release is furnished as Exhibit No. 99.1 to this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Christopher & Banks Corporation

Date: April 7, 2004	By:	/s/ Andrew K. Moller
Andrew K. Moller
Chief Financial Officer